Segment Reporting (Details)	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Description of segment reporting	The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance.
Indicates title and position	Chief Executive Officer
Number of operating segment	1
Number of reportable segment	1